SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) April 17, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  Mar. 31, 2000 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on April 17,
                  2000.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                 Monthly Servicing Report dated
                                   April 17, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-2.

      Exhibit 20.2                 Monthly Servicing Report dated
                                   April 17, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated April 17, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated April 17, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated April 17, 2000 with respect to the Universal Card Master Trust Series 1997-1.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:  /s/ Meridith Jarrell
                                          Name:  Meridith Jarrell
                                          Title: President & Chief
                                                 Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              April 17, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.2                          Monthly Servicing Report dated
                              April 17, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.3                          Monthly Servicing Report dated
                              April 17, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.4                          Monthly Servicing Report dated
                              April 17, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.5                          Monthly Servicing Report dated
                              April 17, 2000 with
                              respect to the Universal Card Master Trust
                              Series 1997-1.

     Exhibit 20.1
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                             31-Mar-00
     Distribution Date                          17-Apr-00
     ------------------------------------------------------------------------
     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        675,000,000.00      35,625,000.00
     Amount
     Adjusted Invested /Transferor         675,000,000.00      35,625,000.00
     Amount
     Floating Allocation Percentage           90.0000000%         4.7500000%
     Principal Allocation Percentage          90.0000000%         4.7500000%
     Finance Charge Collections             10,681,167.05         563,728.26
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 111,897,192.81       5,905,685.18
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,869,124.15         151,426.00
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                274,375.73          14,480.94
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    675,000,000.00      35,625,000.00

    ------------------------------------------------------------------------
     Group II Information                 Series 1995-2         Series
     Invested Amount                       750,000,000.00               0.00
     Average Rate                                5.97996%            0.0000%
     Investor Finance Charge                12,172,825.32               0.00
     Collections
     Investor Principal Collections        124,330,214.23               0.00
     Investor Default Amount Due             3,187,915.72               0.00
     Investor Monthly Interest Due           3,744,460.16               0.00
     Investor Monthly Fees Due               1,168,750.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.95000%           6.10000%
     Investor Monthly Interest Due           3,346,875.00         181,093.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,346,875.00         181,093.75
     Investor  Default Amount Due            2,869,124.15         151,426.00
     Investor Monthly Fees Due               1,051,875.00          55,515.63
     Investor Additional Fees Due                   0.00               0.00
     Total                                   7,267,874.15         388,035.37

     ------------------------------------------------------------------------
     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        10,956,117.21         578,209.20
     Monthly Interest Paid                   3,346,875.00         181,093.75
     Investor Default Amount Paid            2,869,124.15               0.00
     Excess Spread                           4,740,118.07         397,115.45
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         151,426.00
     Required Amount                                 0.00         151,426.00
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         151,426.00
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        675,000,000.00      35,625,000.00
     Interest Distribution                   3,346,875.00         181,093.75
     Principal Distribution                          0.00               0.00
     Total Distribution                      3,346,875.00         181,093.75
     Ending Certificate Balance            675,000,000.00      35,625,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  4.9583             5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.9583             5.0833
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate


     Delinquencies                            1-30              31-60

     Number of Accounts                           214,367             52,395
     Balance of Accounts                      540,439,491        149,978,635

     31+Days Delinquency Rate                                        3.2367%

     ------------------------------------------------------------------------
     Monthly Trust Activity               CIA Investor    Investor Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         39,375,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          39,375,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            5.2500000%        84.4913119%
     Principal Allocation Percentage           5.2500000%        84.4913119%
     Finance Charge Collections                623,068.08      11,867,963.39
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   6,527,336.25     124,330,214.23
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  167,365.58       3,187,915.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 16,005.25         304,861.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     39,375,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                    Series             Series
     Invested Amount                                 0.00               0.00
     Average Rate                                 0.0000%            0.0000%
     Investor Finance Charge                         0.00               0.00
     Collections
     Investor Principal Collections                  0.00               0.00
     Investor Default Amount Due                     0.00               0.00
     Investor Monthly Interest Due                   0.00               0.00
     Investor Monthly Fees Due                       0.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------

     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             6.38500%
     Investor Monthly Interest Due             216,491.41       3,744,460.16
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               216,491.41       3,744,460.16
     Investor  Default Amount Due              167,365.58       3,187,915.72
     Investor Monthly Fees Due                  61,359.38       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     445,216.36       8,101,125.88
     ------------------------------------------------------------------------
     Reallocated Investor Finance                              12,172,825.32
     Charge Collections
     Interest/Principal/Spread                                        574.43
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  14.38%
     Base Rate                                                         7.86%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           639,073.33      12,173,399.75
     Monthly Interest Paid                           0.00       3,527,968.75
     Investor Default Amount Paid                    0.00       2,869,124.15
     Excess Spread                             639,073.33       5,776,306.85
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            151,426.00
     Required Amount                                              151,426.00
     ------------------------------------------------------------------------
     Monthly Interest Paid                     216,491.41         216,491.41
     Investor Default Paid                     167,365.58         318,791.57
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          4,072,273.87
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         39,375,000.00     750,000,000.00
     Interest Distribution                     216,491.41       3,744,460.16
     Principal Distribution                          0.00               0.00
     Total Distribution                        216,491.41       3,744,460.16
     Ending Certificate Balance             39,375,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  5.4982
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               5.4982
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate


     Delinquencies                            61-90             91-120

     Number of Accounts                            31,562             23,723
     Balance of Accounts                      103,717,224         81,289,393

     ------------------------------------------------------------------------
     Monthly Trust Activity                Transferor     Series Allocations
                                            Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        137,665,231.89     887,665,231.89
     Amount
     Adjusted Invested /Transferor         137,665,231.89     887,665,231.89
     Amount
     Floating Allocation Percentage           15.5086881%       100.0000000%
     Principal Allocation Percentage          15.5086881%       100.0000000%
     Finance Charge Collections              2,178,407.91      14,046,371.30
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  22,821,263.70     147,151,477.93
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  585,153.54       3,773,069.26
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 55,958.52         360,820.44
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    109,973,158.18     859,973,158.18
     ------------------------------------------------------------------------
     Group II Information                  Group Total
     Invested Amount                       750,000,000.00
     Average Rate                                5.97996%
     Investor Finance Charge                12,172,825.32
     Collections
     Investor Principal Collections        124,330,214.23
     Investor Default Amount Due             3,187,915.72
     Investor Monthly Interest Due           3,744,460.16
     Investor Monthly Fees Due               1,168,750.00
     Investor Additional Amounts Due                 0.00
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            32,299            354,346
     Balance of Accounts                      115,139,071     990,563,814.65

     31+Days Delinquency Rate

     -----------------------------------------------------
     Monthly Trust Activity               Trust Totals
     -----------------------------------------------------

     Beginning Principal  Receivables   13,906,755,299.55
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  13,906,755,299.55
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            220,059,817.07
     Total Yield                                   18.99%
     Trust Portfolio Yield                         14.38%
     Principal Collections               2,305,373,154.24
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          16.58%
     Defaults                               59,111,418.45
     Monthly Default Rate                           5.10%
     Net Monthly Default Rate                       4.61%
     Recoveries                              5,652,853.56
     Adjustments                            10,433,472.51
     New Receivables                     1,941,075,557.08
     Ending Principal  Receivables      13,472,912,811.43
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,472,912,811.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,472,912,811.43
     -----------------------------------------------------

             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST
               SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/00 with respect to the performance of the Trust during the month of 03/01/00 to 03/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

                                    1995-2     C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                                      $0.00
     Charge Offs

(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00



                                        1995-2     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral                              $216,491.41
     Invested Amount

(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested                                $0.00
     Amount

(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/  Andrew Lubliner
                                        Name:   Andrew Lubliner
                                        Title:  Servicing Officer


                                        1995-2     C-3

RECEIVABLES  ---

Beginning of the Month Principal                          $13,906,755,299.55
Receivables:
Beginning of the Month Finance Charge                       $478,415,151.30
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,385,170,450.85
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,472,912,811.43
End of the Month Finance Charge                             $469,990,498.53
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $13,942,903,309.96


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $1,722,912,811.43
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,978,635.45
   61-90 Days Delinquent                                    $103,717,224.27
   91+ Days Delinquent                                      $196,428,464.08

   Total 31+ Days Delinquent                                $450,124,323.80

Defaulted Accounts During the Month                          $59,111,418.45





                                        1995-2     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $675,000,000
Class B Initial Invested Amount              $35,625,000
Collateral Initial Invested Amount           $39,375,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                  $675,000,000.00
Class B Invested Amount                   $35,625,000.00
Collateral Invested Amount                $39,375,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount         $675,000,000.00
Class B Adjusted Invested Amount          $35,625,000.00
Collateral Invested Amount                $39,375,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,168,750.00


INVESTOR DEFAULT AMOUNT                                       $3,187,915.72


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.97996%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE                             $12,172,825.32
COLLECTIONS
GROUP II INVESTOR ADDITIONAL AMOUNTS                                  $0.00
GROUP II INVESTOR DEFAULT AMOUNT                              $3,187,915.72
GROUP II INVESTOR MONTHLY FEES                                $1,168,750.00
GROUP II INVESTOR MONTHLY INTEREST                            $3,744,460.16


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    6.38%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                       $14,046,371.30
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED                             $3,773,069.26
AMOUNT
SERIES 1995-2 MONTHLY FEES                                    $1,168,750.00
SERIES 1995-2 ALLOCABLE PRINCIPAL                           $147,151,477.93
COLLECTIONS
SERIES 1995-2 REQUIRED TRANSFEROR                            $52,500,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        84.49%


                                        1995-2     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $11,867,963.39
INVESTOR DEFAULT AMOUNT                                       $3,187,915.72
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $12,172,825.32
PRINCIPAL ALLOCATIONS PERCENTAGE                                      84.49%
AVAILABLE PRINCIPAL COLLECTIONS                             $124,330,214.23


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           90.00%

    Class A Floating Percentage of        $10,956,117.21
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $10,956,117.21

   Class A Monthly Interest                $3,346,875.00
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $2,869,124.15
TOTAL CLASS A EXCESS SPREAD                                   $4,740,118.07

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            4.75%

CLASS B AVAILABLE FUNDS                                         $578,209.20

   Class B Monthly Interest                  $181,093.75
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $397,115.45

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         5.25%

COLLATERAL AVAILABLE FUNDS                                      $639,073.33
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $639,073.33

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $5,776,306.85



                                        1995-2     C-6

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Chargeoffs

Excess Spread Applied to Class B                                $151,426.00
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $216,491.41
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,168,750.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $167,365.58
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,072,273.87

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $59,477,489.45
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount



                                        1995-2     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.86%
Base Rate (Prior Month)                             7.83%
Base Rate (Two Months Ago)                          7.84%
THREE MONTH AVERAGE BASE RATE                                          7.84%

Series Adj Portfolio Yield (Curr Month)            14.38%
     MAR : (23 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           13.83%
     FEB : (21 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.69%
     JAN : (21 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.97%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          90.00%

   Class A Principal Collections         $111,897,192.81

CLASS B PRINCIPAL PERCENTAGE                                           4.75%

   Class B Principal Collections           $5,905,685.18

COLLATERAL PRINCIPAL PERCENTAGE                                        5.25%
   Collateral Principal Collections        $6,527,336.25

AVAILABLE PRINCIPAL COLLECTIONS          $124,330,214.23

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES



                                        1995-2     C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $124,330,214.23
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By: /s/  Andrew Lubliner
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer

     Exhibit 20.2
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                             31-Mar-00
     Distribution Date                          17-Apr-00
     ------------------------------------------------------------------------
     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        652,500,000.00      45,000,000.00
     Amount
     Adjusted Invested /Transferor         652,500,000.00      45,000,000.00
     Amount
     Floating Allocation Percentage           87.0000000%         6.0000000%
     Principal Allocation Percentage          87.0000000%         6.0000000%
     Finance Charge Collections             10,325,128.15         712,077.80
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 108,167,286.38       7,459,812.85
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,773,486.68         191,274.94
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                265,229.87          18,291.72
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    652,500,000.00      45,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.24745%           6.19120%
     Investor Finance Charge                12,172,825.32      16,230,433.75
     Collections
     Investor Principal Collections        124,330,214.23     165,773,618.98
     Investor Default Amount Due             3,187,915.72       4,250,554.29
     Investor Monthly Interest Due           4,034,811.46       5,331,311.11
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.23000%           6.34000%
     Investor Monthly Interest Due           3,500,481.25         245,675.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,500,481.25         245,675.00
     Investor  Default Amount Due            2,773,486.68         191,274.94
     Investor Monthly Fees Due               1,016,812.50          70,125.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                   7,290,780.43         507,074.94

     ------------------------------------------------------------------------
     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        10,612,561.95         730,728.34
     Monthly Interest Paid                   3,500,481.25         245,675.00
     Investor Default Amount Paid            2,773,486.68               0.00
     Excess Spread                           4,338,594.02         485,053.34
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         191,274.94
     Required Amount                                 0.00         191,274.94
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         191,274.94
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        652,500,000.00      45,000,000.00
     Interest Distribution                  10,162,687.50         713,250.00
     Principal Distribution                          0.00               0.00
     Total Distribution                     10,162,687.50         713,250.00
     Ending Certificate Balance            652,500,000.00      45,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 15.5750            15.8500
     Certificate
     Interest Distribution Per 1,000              15.5750            15.8500
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st  Collection Accounts Deposit        3,387,562.50         237,750.00
     2nd Collection Accounts Deposit         3,274,643.75         229,825.00
     3rd Collection Accounts Deposit         3,500,481.25         245,675.00
     Quarterly Interest Distribution        10,162,687.50         713,250.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           214,367             52,395
     Balance of Accounts                      540,439,491        149,978,635

     31+Days Delinquency Rate                                        3.2367%

     ------------------------------------------------------------------------
     Monthly Trust Activity               CIA Investor    Investor Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         52,500,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          52,500,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        84.4913119%
     Principal Allocation Percentage           7.0000000%        84.4913119%
     Finance Charge Collections                830,757.44      11,867,963.39
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   8,703,115.00     124,330,214.23
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  223,154.10       3,187,915.72
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 21,340.33         304,861.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     52,500,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                6.29988%           6.21655%
     Investor Finance Charge                16,230,433.75      16,230,433.75
     Collections
     Investor Principal Collections        165,773,618.98     165,773,618.98
     Investor Default Amount Due             4,250,554.29       4,250,554.29
     Investor Monthly Interest Due           5,424,892.36       5,353,140.28
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             6.38500%
     Investor Monthly Interest Due             288,655.21       4,034,811.46
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               288,655.21       4,034,811.46
     Investor  Default Amount Due              223,154.10       3,187,915.72
     Investor Monthly Fees Due                  81,812.50       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     593,621.81       8,391,477.18
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              12,178,805.73
     Charge Collections
     Interest/Principal/Spread                                     17,000.96
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  14.41%
     Base Rate                                                         8.33%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           852,516.40      12,195,806.69
     Monthly Interest Paid                           0.00       3,746,156.25
     Investor Default Amount Paid                    0.00       2,773,486.68
     Excess Spread                             852,516.40       5,676,163.77
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            191,274.94
     Required Amount                                              191,274.94
     ------------------------------------------------------------------------
     Monthly Interest Paid                     288,655.21         288,655.21
     Investor Default Paid                     223,154.10         414,429.04
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          3,804,329.51
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         52,500,000.00     750,000,000.00
     Interest Distribution                     288,655.21      11,164,592.71
     Principal Distribution                          0.00               0.00
     Total Distribution                        288,655.21      11,164,592.71
     Ending Certificate Balance             52,500,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  5.4982
     Certificate
     Interest Distribution Per 1,000               5.4982
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st  Collection Accounts Deposit                           3,625,312.50
     2nd Collection Accounts Deposit                            3,504,468.75
     3rd Collection Accounts Deposit                            3,746,156.25
     Quarterly Interest Distribution                           10,875,937.50


     Delinquencies                            61-90             91-120

     Number of Accounts                            31,562             23,723
     Balance of Accounts                      103,717,224         81,289,393

     ------------------------------------------------------------------------
     Monthly Trust Activity                Transferor     Series Allocations
                                            Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        137,665,231.89     887,665,231.89
     Amount
     Adjusted Invested /Transferor         137,665,231.89     887,665,231.89
     Amount
     Floating Allocation Percentage           15.5086881%       100.0000000%
     Principal Allocation Percentage          15.5086881%       100.0000000%
     Finance Charge Collections              2,178,407.91      14,046,371.30
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  22,821,263.70     147,151,477.93
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  585,153.54       3,773,069.26
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 55,958.52         360,820.44
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    109,973,158.18     859,973,158.18
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            32,299            354,346
     Balance of Accounts                      115,139,071     990,563,814.65

     -----------------------------------------------------
     Monthly Trust Activity               Trust Totals
     -----------------------------------------------------

     Beginning Principal  Receivables   13,906,755,299.55
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  13,906,755,299.55
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            220,059,817.07
     Total Yield                                   18.99%
     Trust Portfolio Yield                         14.38%
     Principal Collections               2,305,373,154.24
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          16.58%
     Defaults                               59,111,418.45
     Monthly Default Rate                           5.10%
     Net Monthly Default Rate                       4.61%
     Recoveries                              5,652,853.56
     Adjustments                            10,433,472.51
     New Receivables                     1,941,075,557.08
     Ending Principal  Receivables      13,472,912,811.43
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,472,912,811.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,472,912,811.43
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.23819%
     Investor Finance Charge                60,864,126.58
     Collections
     Investor Principal Collections        621,651,071.17
     Investor Default Amount Due            15,939,578.60
     Investor Monthly Interest Due          20,144,155.21
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST
               SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/00 with respect to the performance of the Trust during the month of 03/01/00 to 03/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.57500000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.57500000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

                                      1995-3     C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.85000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.85000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00



                                        1995-3     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral                              $288,655.21
     Invested Amount

(2)  The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral                                   $0.00
     Invested Amount

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount
                                                                      $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title: Servicing Officer


                                        1995-3     C-3

RECEIVABLES  ---

Beginning of the Month Principal                          $13,906,755,299.55
Receivables:
Beginning of the Month Finance Charge                       $478,415,151.30
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,385,170,450.85
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,472,912,811.43
End of the Month Finance Charge                             $469,990,498.53
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $13,942,903,309.96


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $1,722,912,811.43
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,978,635.45
   61-90 Days Delinquent                                    $103,717,224.27
   91+ Days Delinquent                                      $196,428,464.08

   Total 31+ Days Delinquent                                $450,124,323.80

Defaulted Accounts During the Month                          $59,111,418.45





                                        1995-3     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $652,500,000
Class B Initial Invested Amount              $45,000,000
Collateral Initial Invested Amount           $52,500,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                  $652,500,000.00
Class B Invested Amount                   $45,000,000.00
Collateral Invested Amount                $52,500,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount         $652,500,000.00
Class B Adjusted Invested Amount          $45,000,000.00
Collateral Invested Amount                $52,500,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,168,750.00


INVESTOR DEFAULT AMOUNT                                       $3,187,915.72


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    6.23819%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $60,864,126.58
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $15,939,578.60
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $20,144,155.21


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   6.38%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                      $14,046,371.30
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                     $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED                            $3,773,069.26
AMOUNT
SERIES 1995-3  MONTHLY FEES                                   $1,168,750.00
SERIES 1995-3  ALLOCABLE PRINCIPAL                          $147,151,477.93
COLLECTIONS
SERIES 1995-3  REQUIRED TRANSFEROR                           $52,500,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        84.49%



                                        1995-3     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $11,867,963.39
INVESTOR DEFAULT AMOUNT                                       $3,187,915.72
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $12,178,805.73
PRINCIPAL ALLOCATIONS PERCENTAGE                                      84.49%
AVAILABLE PRINCIPAL COLLECTIONS                             $124,330,214.23


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           87.00%

    Class A Floating Percentage of        $10,612,561.95
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $10,612,561.95

   Class A Monthly Interest                $3,500,481.25
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $2,773,486.68
TOTAL CLASS A EXCESS SPREAD                                   $4,338,594.02

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            6.00%

CLASS B AVAILABLE FUNDS                                         $730,728.34

   Class B Monthly Interest                  $245,675.00
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $485,053.34

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $852,516.40
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $852,516.40

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $5,676,163.77



                                        1995-3     C-6

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge Offs
Excess Spread Applied to Class B                                $191,274.94
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $288,655.21
Monthly Interest

Excess Spread Applied to Unpaid                               $1,168,750.00
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $223,154.10
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $3,804,329.51

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $59,477,489.45
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount



                                        1995-3     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           8.33%
Base Rate (Prior Month)                             7.90%
Base Rate (Two Months Ago)                          8.10%
THREE MONTH AVERAGE BASE RATE                                          8.11%

Series Adj Portfolio Yield (Curr Month)            14.41%
     MAR : (23 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           13.85%
     FEB : (21 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.78%
     JAN : (21 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         14.01%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          87.00%

   Class A Principal Collections         $108,167,286.38

CLASS B PRINCIPAL PERCENTAGE                                           6.00%

   Class B Principal Collections           $7,459,812.85

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $8,703,115.00

AVAILABLE PRINCIPAL COLLECTIONS          $124,330,214.23

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                    $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES



                                        1995-3     C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $124,330,214.23
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title: Servicing Officer

     Exhibit 20.3
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                             31-Mar-00
     Distribution Date                          17-Apr-00
     ------------------------------------------------------------------------
     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             13,450,358.51       1,265,916.10
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 140,907,576.13      13,261,889.52
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,612,971.15         340,044.34
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                345,510.18          32,518.61
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.24745%           6.19120%
     Investor Finance Charge                12,172,825.32      16,230,433.75
     Collections
     Investor Principal Collections        124,330,214.23     165,773,618.98
     Investor Default Amount Due             3,187,915.72       4,250,554.29
     Investor Monthly Interest Due           4,034,811.46       5,331,311.11
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------

     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.16500%           6.30000%
     Investor Monthly Interest Due           4,512,437.50         434,000.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,512,437.50         434,000.00
     Investor  Default Amount Due            3,612,971.15         340,044.34
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   9,449,991.98         898,711.01
     ------------------------------------------------------------------------
     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        13,783,925.12       1,295,197.61
     Monthly Interest Paid                   4,512,437.50         434,000.00
     Investor Default Amount Paid            3,612,971.15               0.00
     Excess Spread                           5,658,516.47         861,197.61
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         340,044.34
     Required Amount                                 0.00         340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         340,044.34
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                  13,100,625.00       1,260,000.00
     Principal Distribution                          0.00               0.00
     Total Distribution                     13,100,625.00       1,260,000.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 15.4125            15.7500
     Certificate
     Interest Distribution Per 1,000              15.4125            15.7500
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,366,875.00         420,000.00
     2nd Collection Accounts Deposit         4,221,312.50         406,000.00
     3rd Collection Accounts Deposit         4,512,437.50         434,000.00
     Quarterly Interest Distribution        13,100,625.00       1,260,000.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           214,367             52,395
     Balance of Accounts                      540,439,491        149,978,635

     31+Days Delinquency Rate                                        3.2367%

     ------------------------------------------------------------------------
     Monthly Trust Activity               CIA Investor    Investor Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        84.4913119%
     Principal Allocation Percentage           7.0000000%        84.4913119%
     Finance Charge Collections              1,107,676.58      15,823,951.19
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  11,604,153.33     165,773,618.98
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  297,538.80       4,250,554.29
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 28,453.78         406,482.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                6.29988%           6.21655%
     Investor Finance Charge                16,230,433.75      16,230,433.75
     Collections
     Investor Principal Collections        165,773,618.98     165,773,618.98
     Investor Default Amount Due             4,250,554.29       4,250,554.29
     Investor Monthly Interest Due           5,424,892.36       5,353,140.28
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------

     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             6.38500%
     Investor Monthly Interest Due             384,873.61       5,331,311.11
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               384,873.61       5,331,311.11
     Investor  Default Amount Due              297,538.80       4,250,554.29
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     791,495.75      11,140,198.74
     ------------------------------------------------------------------------
     Reallocated Investor Finance                              16,189,970.14
     Charge Collections
     Interest/Principal/Spread                                     22,450.50
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  14.35%
     Base Rate                                                         8.27%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,133,297.91      16,212,420.64
     Monthly Interest Paid                           0.00       4,946,437.50
     Investor Default Amount Paid                    0.00       3,612,971.15
     Excess Spread                           1,133,297.91       7,653,011.99
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            340,044.34
     Required Amount                                              340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                     384,873.61         384,873.61
     Investor Default Paid                     297,538.80         637,583.14
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          5,072,221.91
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     384,873.61      14,745,498.61
     Principal Distribution                          0.00               0.00
     Total Distribution                        384,873.61      14,745,498.61
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  5.4982
     Certificate
     Interest Distribution Per 1,000               5.4982
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,786,875.00
     2nd Collection Accounts Deposit                            4,627,312.50
     3rd Collection Accounts Deposit                            4,946,437.50
     Quarterly Interest Distribution                           14,360,625.00


     Delinquencies                            61-90             91-120

     Number of Accounts                            31,562             23,723
     Balance of Accounts                      103,717,224         81,289,393

     ------------------------------------------------------------------------
     Monthly Trust Activity                Transferor     Series Allocations
                                            Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        183,553,642.51   1,183,553,642.51
     Amount
     Adjusted Invested /Transferor         183,553,642.51   1,183,553,642.51
     Amount
     Floating Allocation Percentage           15.5086881%       100.0000000%
     Principal Allocation Percentage          15.5086881%       100.0000000%
     Finance Charge Collections              2,904,543.88      18,728,495.07
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  30,428,351.60     196,201,970.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  780,204.72       5,030,759.02
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 74,611.36         481,093.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    146,630,877.57   1,146,630,877.57
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            32,299            354,346
     Balance of Accounts                      115,139,071     990,563,814.65

     -----------------------------------------------------
     Monthly Trust Activity               Trust Totals
     -----------------------------------------------------

     Beginning Principal  Receivables   13,906,755,299.55
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  13,906,755,299.55
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            220,059,817.07
     Total Yield                                   18.99%
     Trust Portfolio Yield                         14.38%
     Principal Collections               2,305,373,154.24
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          16.58%
     Defaults                               59,111,418.45
     Monthly Default Rate                           5.10%
     Net Monthly Default Rate                       4.61%
     Recoveries                              5,652,853.56
     Adjustments                            10,433,472.51
     New Receivables                     1,941,075,557.08
     Ending Principal  Receivables      13,472,912,811.43
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,472,912,811.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,472,912,811.43
     -----------------------------------
                                        ------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.23819%
     Investor Finance Charge                60,864,126.58
     Collections
     Investor Principal Collections        621,651,071.17
     Investor Default Amount Due            15,939,578.60
     Investor Monthly Interest Due          20,144,155.21
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

             MONTHLY STATEMENT

     UNIVERSAL CARD MASTER TRUST
               SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/00 with respect to the performance of the Trust during the month of 03/01/00 to 03/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.41250000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.41250000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000


                                        1996-1     C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                                      $0.00
     Charge Offs

(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.75000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.75000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00



                                        1996-1     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $384,873.61
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title: Servicing Officer


                                        1996-1     C-3

RECEIVABLES  ---

Beginning of the Month Principal                          $13,906,755,299.55
Receivables:
Beginning of the Month Finance Charge                       $478,415,151.30
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,385,170,450.85
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,472,912,811.43
End of the Month Finance Charge                             $469,990,498.53
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $13,942,903,309.96


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $1,722,912,811.43
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,978,635.45
   61-90 Days Delinquent                                    $103,717,224.27
   91+ Days Delinquent                                      $196,428,464.08

   Total 31+ Days Delinquent                                $450,124,323.80

Defaulted Accounts During the Month                          $59,111,418.45





                                        1996-1     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,558,333.33


INVESTOR DEFAULT AMOUNT                                       $4,250,554.29


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    6.23819%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $60,864,126.58
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $15,939,578.60
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $20,144,155.21


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                       $18,728,495.07
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED                             $5,030,759.02
AMOUNT
SERIES 1996-1 MONTHLY FEES                                    $1,558,333.33
SERIES 1996-1 ALLOCABLE PRINCIPAL                           $196,201,970.57
COLLECTIONS
SERIES 1996-1 REQUIRED TRANSFEROR                            $70,000,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        84.49%


                                        1996-1     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $15,823,951.19
INVESTOR DEFAULT AMOUNT                                       $4,250,554.29
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $16,189,970.14
PRINCIPAL ALLOCATIONS PERCENTAGE                                      84.49%
AVAILABLE PRINCIPAL COLLECTIONS                             $165,773,618.98


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $13,783,925.12
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $13,783,925.12

   Class A Monthly Interest                $4,512,437.50
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,612,971.15
TOTAL CLASS A EXCESS SPREAD                                   $5,658,516.47

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,295,197.61

   Class B Monthly Interest                  $434,000.00
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $861,197.61

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,133,297.91
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,133,297.91

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,653,011.99


                                        1996-1     C-6

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                $340,044.34
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $384,873.61
Monthly Interest
Excess Spread Applied to Unpaid                               $1,558,333.33
Monthly Servicing Fee
Excess Spread Applied Collateral                                $297,538.80
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $5,072,221.91

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $59,477,489.45
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount



                                        1996-1     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           8.27%
Base Rate (Prior Month)                             7.84%
Base Rate (Two Months Ago)                          8.04%
THREE MONTH AVERAGE BASE RATE                                          8.05%

Series Adj Portfolio Yield (Curr Month)            14.35%
     MAR : (23 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           13.79%
     FEB : (21 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.72%
     JAN : (21 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.95%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $140,907,576.13

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $13,261,889.52

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $11,604,153.33

AVAILABLE PRINCIPAL COLLECTIONS          $165,773,618.98

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES


                                        1996-1     C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $165,773,618.98
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title:Servicing Officer

     Exhibit 20.4
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                             31-Mar-00
     Distribution Date                          17-Apr-00
     ------------------------------------------------------------------------
     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             13,450,358.51       1,265,916.10
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 140,907,576.13      13,261,889.52
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,612,971.15         340,044.34
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                345,510.18          32,518.61
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.24745%           6.19120%
     Investor Finance Charge                12,172,825.32      16,230,433.75
     Collections
     Investor Principal Collections        124,330,214.23     165,773,618.98
     Investor Default Amount Due             3,187,915.72       4,250,554.29
     Investor Monthly Interest Due           4,034,811.46       5,331,311.11
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.27250%           6.47250%
     Investor Monthly Interest Due           4,591,121.53         445,883.33
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,591,121.53         445,883.33
     Investor  Default Amount Due            3,612,971.15         340,044.34
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   9,528,676.01         910,594.34
     ------------------------------------------------------------------------
     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        13,887,317.28       1,302,684.11
     Monthly Interest Paid                   4,591,121.53         445,883.33
     Investor Default Amount Paid            3,612,971.15               0.00
     Excess Spread                           5,683,224.61         856,800.78
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         340,044.34
     Required Amount                                 0.00         340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         340,044.34
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,591,121.53         445,883.33
     2nd Collection Accounts Deposit                 0.00               0.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         4,591,121.53         445,883.33


     Delinquencies                            1-30              31-60

     Number of Accounts                           214,367             52,395
     Balance of Accounts                      540,439,491        149,978,635

     31+Days Delinquency Rate                                        3.2367%

     ------------------------------------------------------------------------
     Monthly Trust Activity               CIA Investor    Investor Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        84.4913119%
     Principal Allocation Percentage           7.0000000%        84.4913119%
     Finance Charge Collections              1,107,676.58      15,823,951.19
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  11,604,153.33     165,773,618.98
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  297,538.80       4,250,554.29
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 28,453.78         406,482.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                6.29988%           6.21655%
     Investor Finance Charge                16,230,433.75      16,230,433.75
     Collections
     Investor Principal Collections        165,773,618.98     165,773,618.98
     Investor Default Amount Due             4,250,554.29       4,250,554.29
     Investor Monthly Interest Due           5,424,892.36       5,353,140.28
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------

     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             6.43500%
     Investor Monthly Interest Due             387,887.50       5,424,892.36
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               387,887.50       5,424,892.36
     Investor  Default Amount Due              297,538.80       4,250,554.29
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     794,509.63      11,233,779.99
     ------------------------------------------------------------------------
     Reallocated Investor Finance                              16,283,551.39
     Charge Collections
     Interest/Principal/Spread                                     46,298.60
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  14.50%
     Base Rate                                                         8.38%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,139,848.60      16,329,849.99
     Monthly Interest Paid                           0.00       5,037,004.86
     Investor Default Amount Paid                    0.00       3,612,971.15
     Excess Spread                           1,139,848.60       7,679,873.98
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            340,044.34
     Required Amount                                              340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                     387,887.50         387,887.50
     Investor Default Paid                     297,538.80         637,583.14
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          5,096,070.01
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     387,887.50         387,887.50
     Principal Distribution                          0.00               0.00
     Total Distribution                        387,887.50         387,887.50
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  5.5413
     Certificate
     Interest Distribution Per 1,000               5.5413
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           5,037,004.86
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            5,037,004.86


     Delinquencies                            61-90             91-120

     Number of Accounts                            31,562             23,723
     Balance of Accounts                      103,717,224         81,289,393

     ------------------------------------------------------------------------
     Monthly Trust Activity                Transferor           Series
                                            Interest         .Allocations
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        183,553,642.51   1,183,553,642.51
     Amount
     Adjusted Invested /Transferor         183,553,642.51   1,183,553,642.51
     Amount
     Floating Allocation Percentage           15.5086881%       100.0000000%
     Principal Allocation Percentage          15.5086881%       100.0000000%
     Finance Charge Collections              2,904,543.88      18,728,495.07
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  30,428,351.60     196,201,970.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  780,204.72       5,030,759.02
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 74,611.36         481,093.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    146,630,877.57   1,146,630,877.57
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            32,299            354,346
     Balance of Accounts                      115,139,071     990,563,814.65

     -----------------------------------------------------
     Monthly Trust Activity               Trust Totals
     -----------------------------------------------------

     Beginning Principal  Receivables   13,906,755,299.55
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  13,906,755,299.55
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            220,059,817.07
     Total Yield                                   18.99%
     Trust Portfolio Yield                         14.38%
     Principal Collections               2,305,373,154.24
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          16.58%
     Defaults                               59,111,418.45
     Monthly Default Rate                           5.10%
     Net Monthly Default Rate                       4.61%
     Recoveries                              5,652,853.56
     Adjustments                            10,433,472.51
     New Receivables                     1,941,075,557.08
     Ending Principal  Receivables      13,472,912,811.43
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,472,912,811.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,472,912,811.43
     -----------------------------------
                                        ------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.23819%
     Investor Finance Charge                60,864,126.58
     Collections
     Investor Principal Collections        621,651,071.17
     Investor Default Amount Due            15,939,578.60
     Investor Monthly Interest Due          20,144,155.21
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

             MONTHLY STATEMENT

     UNIVERSAL CARD MASTER TRUST
               SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/00 with respect to the performance of the Trust during the month of 03/01/00 to 03/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000


                                        1996-3     C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00



                                        1996-3     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested Amount                                            $387,887.50
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/ Andrew Lubliner
                                        Name:  Andrew Lubliner
                                        Title: Servicing Officer


                                        1996-3     C-3

RECEIVABLES  ---

Beginning of the Month Principal                          $13,906,755,299.55
Receivables:
Beginning of the Month Finance Charge                       $478,415,151.30
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,385,170,450.85
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,472,912,811.43
End of the Month Finance Charge                             $469,990,498.53
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $13,942,903,309.96


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $1,722,912,811.43
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,978,635.45
   61-90 Days Delinquent                                    $103,717,224.27
   91+ Days Delinquent                                      $196,428,464.08

   Total 31+ Days Delinquent                                $450,124,323.80

Defaulted Accounts During the Month                          $59,111,418.45


                                        1996-3     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,558,333.33


INVESTOR DEFAULT AMOUNT                                       $4,250,554.29


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    6.23819%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $60,864,126.58
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $15,939,578.60
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $20,144,155.21


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                       $18,728,495.07
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED                             $5,030,759.02
AMOUNT
SERIES 1996-3 MONTHLY FEES                                    $1,558,333.33
SERIES 1996-3 ALLOCABLE PRINCIPAL                           $196,201,970.57
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR                            $70,000,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        84.49%


                                        1996-3     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $15,823,951.19
INVESTOR DEFAULT AMOUNT                                       $4,250,554.29
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $16,283,551.39
PRINCIPAL ALLOCATIONS PERCENTAGE                                      84.49%
AVAILABLE PRINCIPAL COLLECTIONS                             $165,773,618.98


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $13,887,317.28
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $13,887,317.28

   Class A Monthly Interest                $4,591,121.53
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,612,971.15
TOTAL CLASS A EXCESS SPREAD                                   $5,683,224.61

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,302,684.11

   Class B Monthly Interest                  $445,883.33
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $856,800.78

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,139,848.60
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,139,848.60

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,679,873.98



                                        1996-3     C-6

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                $340,044.34
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $387,887.50
Monthly Interest
Excess Spread Applied to Unpaid                               $1,558,333.33
Monthly Servicing Fee
Excess Spread Applied Collateral                                $297,538.80
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $5,096,070.01

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $59,477,489.45
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount


                                        1996-3     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           8.38%
Base Rate (Prior Month)                             7.92%
Base Rate (Two Months Ago)                          8.12%
THREE MONTH AVERAGE BASE RATE                                          8.14%

Series Adj Portfolio Yield (Curr Month)            14.50%
     MAR : (23 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           13.90%
     FEB : (21 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.73%                  1
     JAN : (21 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         14.04%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $140,907,576.13

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $13,261,889.52

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $11,604,153.33

AVAILABLE PRINCIPAL COLLECTIONS          $165,773,618.98

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES


                                        1996-3     C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $165,773,618.98
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title:Servicing Officer

     Exhibit 20.5
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                             31-Mar-00
     Distribution Date                          17-Apr-00

     ------------------------------------------------------------------------
     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             13,450,358.51       1,265,916.10
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 140,907,576.13      13,261,889.52
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,612,971.15         340,044.34
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                345,510.18          32,518.61
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.24745%           6.19120%
     Investor Finance Charge                12,172,825.32      16,230,433.75
     Collections
     Investor Principal Collections        124,330,214.23     165,773,618.98
     Investor Default Amount Due             3,187,915.72       4,250,554.29
     Investor Monthly Interest Due           4,034,811.46       5,331,311.11
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.18000%           6.37000%
     Investor Monthly Interest Due           4,523,416.67         438,822.22
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,523,416.67         438,822.22
     Investor  Default Amount Due            3,612,971.15         340,044.34
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   9,460,971.15         903,533.23
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        13,780,800.09       1,296,943.94
     Monthly Interest Paid                   4,523,416.67         438,822.22
     Investor Default Amount Paid            3,612,971.15               0.00
     Excess Spread                           5,644,412.28         858,121.72
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         340,044.34
     Required Amount                                 0.00         340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         340,044.34
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,231,583.33         410,511.11
     2nd Collection Accounts Deposit         4,523,416.67         438,822.22
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         8,755,000.00         849,333.33


     Delinquencies                            1-30              31-60

     Number of Accounts                           214,367             52,395
     Balance of Accounts                      540,439,491        149,978,635

     31+Days Delinquency Rate                                        3.2367%

     ------------------------------------------------------------------------
     Monthly Trust Activity               CIA Investor    Investor Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        84.4913119%
     Principal Allocation Percentage           7.0000000%        84.4913119%
     Finance Charge Collections              1,107,676.58      15,823,951.19
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  11,604,153.33     165,773,618.98
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  297,538.80       4,250,554.29
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 28,453.78         406,482.56
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                6.29988%           6.21655%
     Investor Finance Charge                16,230,433.75      16,230,433.75
     Collections
     Investor Principal Collections        165,773,618.98     165,773,618.98
     Investor Default Amount Due             4,250,554.29       4,250,554.29
     Investor Monthly Interest Due           5,424,892.36       5,353,140.28
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             6.48500%
     Investor Monthly Interest Due             390,901.39       5,353,140.28
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               390,901.39       5,353,140.28
     Investor  Default Amount Due              297,538.80       4,250,554.29
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     797,523.52      11,162,027.90
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              16,211,799.31
     Charge Collections
     Interest/Principal/Spread                                        770.68
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  14.35%
     Base Rate                                                         8.29%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,134,825.95      16,212,569.99
     Monthly Interest Paid                           0.00       4,962,238.89
     Investor Default Amount Paid                    0.00       3,612,971.15
     Excess Spread                           1,134,825.95       7,637,359.95
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            340,044.34
     Required Amount                                              340,044.34
     ------------------------------------------------------------------------
     Monthly Interest Paid                     390,901.39         390,901.39
     Investor Default Paid                     297,538.80         637,583.14
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          5,050,542.09
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     390,901.39         390,901.39
     Principal Distribution                          0.00               0.00
     Total Distribution                        390,901.39         390,901.39
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  5.5843
     Certificate
     Interest Distribution Per 1,000               5.5843
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,642,094.44
     2nd Collection Accounts Deposit                            4,962,238.89
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            9,604,333.33


     Delinquencies                            61-90             91-120

     Number of Accounts                            31,562             23,723
     Balance of Accounts                      103,717,224         81,289,393

     ------------------------------------------------------------------------
     Monthly Trust Activity                Transferor     Series Allocations
                                            Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        183,553,642.51   1,183,553,642.51
     Amount
     Adjusted Invested /Transferor         183,553,642.51   1,183,553,642.51
     Amount
     Floating Allocation Percentage           15.5086881%       100.0000000%
     Principal Allocation Percentage          15.5086881%       100.0000000%
     Finance Charge Collections              2,904,543.88      18,728,495.07
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  30,428,351.60     196,201,970.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  780,204.72       5,030,759.02
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 74,611.36         481,093.92
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    146,630,877.57   1,146,630,877.57
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            32,299            354,346
     Balance of Accounts                      115,139,071     990,563,814.65

     -----------------------------------------------------
     Monthly Trust Activity               Trust Totals
     -----------------------------------------------------

     Beginning Principal  Receivables   13,906,755,299.55
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  13,906,755,299.55
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            220,059,817.07
     Total Yield                                   18.99%
     Trust Portfolio Yield                         14.38%
     Principal Collections               2,305,373,154.24
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          16.58%
     Defaults                               59,111,418.45
     Monthly Default Rate                           5.10%
     Net Monthly Default Rate                       4.61%
     Recoveries                              5,652,853.56
     Adjustments                            10,433,472.51
     New Receivables                     1,941,075,557.08
     Ending Principal  Receivables      13,472,912,811.43
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,472,912,811.43

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,472,912,811.43
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.23819%
     Investor Finance Charge                60,864,126.58
     Collections
     Investor Principal Collections        621,651,071.17
     Investor Default Amount Due            15,939,578.60
     Investor Monthly Interest Due          20,144,155.21
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

             MONTHLY STATEMENT

     UNIVERSAL CARD MASTER TRUST
               SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 04/17/00 with respect to the performance of the Trust during the month of 03/01/00 to 03/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding
     distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000


                                        1997-1     C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1 above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                                      $0.00
     Charge Offs

(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00



                                        1997-1     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral
     Invested
     Amount                                                     $390,901.39
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/ Andrew Lubliner
                                        Name: Andrew Lubliner
                                        Title: Servicing Officer


                                        1997-1     C-3

RECEIVABLES  ---

Beginning of the Month Principal                          $13,906,755,299.55
Receivables:
Beginning of the Month Finance Charge                       $478,415,151.30
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,385,170,450.85
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,472,912,811.43
End of the Month Finance Charge                             $469,990,498.53
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $13,942,903,309.96


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $1,722,912,811.43
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,978,635.45
   61-90 Days Delinquent                                    $103,717,224.27
   91+ Days Delinquent                                      $196,428,464.08

   Total 31+ Days Delinquent                                $450,124,323.80

Defaulted Accounts During the Month                          $59,111,418.45



                                        1997-1     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,558,333.33


INVESTOR DEFAULT AMOUNT                                       $4,250,554.29


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    6.23819%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $60,864,126.58
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $15,939,578.60
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $20,144,155.21


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                       $18,728,495.07
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED                             $5,030,759.02
AMOUNT
SERIES 1997-1 MONTHLY FEES                                    $1,558,333.33
SERIES 1997-1 ALLOCABLE PRINCIPAL                           $196,201,970.57
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR                            $70,000,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        84.49%


                                        1997-1     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $15,823,951.19
INVESTOR DEFAULT AMOUNT                                       $4,250,554.29
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $16,211,799.31
PRINCIPAL ALLOCATIONS PERCENTAGE                                      84.49%
AVAILABLE PRINCIPAL COLLECTIONS                             $165,773,618.98


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $13,780,800.09
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $13,780,800.09

   Class A Monthly Interest                $4,523,416.67
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,612,971.15
TOTAL CLASS A EXCESS SPREAD                                   $5,644,412.28

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,296,943.94

   Class B Monthly Interest                  $438,822.22
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $858,121.72

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,134,825.95
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,134,825.95

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,637,359.95



                                        1997-1     C-6

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                $340,044.34
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $390,901.39
Monthly Interest
Excess Spread Applied to Unpaid                               $1,558,333.33
Monthly Servicing Fee
Excess Spread Applied Collateral                                $297,538.80
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $5,050,542.09

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $59,477,489.45
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                     $0.00
Applied to Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to Reductions of Class B Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to Collateral Default Amount



                                        1997-1     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           8.29%
Base Rate (Prior Month)                             7.87%
Base Rate (Two Months Ago)                          8.05%
THREE MONTH AVERAGE BASE RATE                                          8.07%

Series Adj Portfolio Yield (Curr Month)            14.35%
     MAR : (23 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           13.87%
     FEB : (21 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.69%
     JAN : (21 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         13.97%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $140,907,576.13

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $13,261,889.52

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $11,604,153.33

AVAILABLE PRINCIPAL COLLECTIONS          $165,773,618.98

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES



                                        1997-1     C-8

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $165,773,618.98
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By: /s/ Andrew Lubliner
                                        Name:  Andrew Lubliner
                                        Title: Servicing Officer